UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2026

Madison Air Solutions Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-43236	41-2529345
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

444 West Lake Street, Suite 4460 Chicago, IL	60606
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 262-6374
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0000001 per share	MAIR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On April 15, 2026, Madison Air Solutions Corporation (the “Company”) priced the initial public offering (“IPO”) of its Class A common stock, par value $0.0000001 per share (the “Class A Common Stock”), at an offering price of $27.00 per share (the “IPO Price”), pursuant to the Company’s registration statement on Form S-1 (File No. 333-294156), as amended (the “Registration Statement”). On April 15, 2026, in connection with the pricing of the IPO, the Company and Madison Industries IAQ Solutions Corporation (“MIAQ Solutions”), a wholly owned subsidiary of the Company, entered into an underwriting agreement (the “Underwriting Agreement”) with Goldman Sachs & Co. LLC, Barclays Capital Inc., Jefferies LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters listed on Schedule I thereto (collectively, the “Underwriters”), pursuant to which the Company agreed to offer and sell 82,692,308 shares of its Class A Common Stock at the IPO Price. The Underwriters were granted a 30-day option to purchase up to an additional 12,403,846 shares of Class A Common Stock from the Company. The Underwriters exercised their option to purchase additional shares in full on April 16, 2026. The offering closed and the shares were delivered on April 17, 2026 (the “Closing Date”). The material terms of the offering are described in the prospectus, dated April 15, 2026 (the “Prospectus”), filed by the Company with the U.S. Securities and Exchange Commission (the “Commission”) on April 17, 2026, pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the “Securities Act”). The IPO is registered with the Commission pursuant to the Registration Statement.

The Underwriting Agreement contains customary representations and warranties, agreements and obligations, closing conditions and termination provisions. The Company has agreed to indemnify the Underwriters against (or contribute to the payment of) certain liabilities, including liabilities under the Securities Act. This description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement attached hereto as Exhibit 1.1, which is incorporated by reference into this Item 1.01. Additionally, for a summary description of relationships between the Company and the Underwriters, see the section entitled “Underwriting” in the Prospectus.

In connection with the IPO, the Company entered into the following additional agreements:

•
the Registration Rights Agreement, dated as of April 15, 2026, by and among the Company, Madison Industries Holdings LLC (“Holdings”), K.C. Armada, LP and Kedge Capital Principal Opportunities V, LP (together, “Kedge”), a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated by reference herein;
•
the Director Nomination Agreement, dated as of April 15, 2026, by and between the Company and Holdings, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein;
•
the Separation Agreement, dated as of April 15, 2026, by and among the Company, Holdings, Madison Industries International Holdings LLC (“International Holdings”) and Madison Industries US Holdings Corp., a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated by reference herein;
•
the Tax Matters Agreement, dated as of April 15, 2026, by and between the Company and International Holdings, a copy of which is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated by reference herein;
•
the Transition Services Agreement, dated as of April 15, 2026, by and between the Company and International Holdings, a copy of which is filed as Exhibit 10.4 to this Current Report on Form 8-K and is incorporated by reference herein;
•
the Lock-Up Agreements, each dated as of April 15, 2026, by and between the Company and Holdings and Kedge, copies of which are filed as Exhibits 10.5, 10.6 and 10.7 to this Current Report on Form 8-K and are incorporated by reference herein; and

•
the Indemnification Agreements, each dated on or around April 15, 2026, by and between the Company and each of its directors and executive officers, the form of which is filed as Exhibit 10.8 to this Current Report on Form 8-K and is incorporated by reference herein.

Descriptions of these agreements are contained in the Prospectus in the section entitled “Certain Relationships and Related Party Transactions” and are incorporated by reference into this Item 1.01. Such descriptions do not purport to be complete and are qualified in their entirety by reference to the full text of each of the agreements attached hereto as Exhibit 4.1, and Exhibits 10.1 to 10.8, which are incorporated by reference into this Item 1.01.

Item 3.02. Unregistered Sales of Equity Securities.

In connection with the consummation of the IPO and on April 15, 2026, the Company sold (i) an aggregate of 44,841,071 shares of Class A Common Stock to Kedge, (ii) an aggregate of 14,311,991 shares of Class A Common Stock to certain unaffiliated institutional investors, (iii) an aggregate of 12,299,462 shares of Class A Common Stock to certain unaffiliated investors and (iv) an aggregate of 10,339,435 shares of Class A Common Stock to certain of the Company’s executive officers, including Jill Wyant, JJ Foley and Jeffrey Krautkramer, and certain other current employees and consultants of the Company, in each case in exchange for LLC units of certain subsidiaries of the Company. Additionally, in connection with the consummation of the IPO, on April 15, 2026, the Company sold 320,676,155 shares of the Company’s Class B common stock, par value $0.0000001 per share (the “Class B Common Stock”), to Holdings in exchange for all of the issued and outstanding shares of capital stock of MIAQ Solutions. The information provided under Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. The issuances of the Class A Common Stock and Class B Common Stock described in this paragraph were made in reliance on Section 4(a)(2) of the Securities Act, and Rule 506 promulgated thereunder.

Additionally, in connection with the consummation of the IPO, on April 15, 2026, the Company issued 146,556 Equity Appreciation Rights Units (“EAR Units”) to certain former employees and consultants of the Company in respect of, and subject to the same vesting terms as, pre-IPO awards held by such former employees and consultants. The issuances of the EAR Units described in this paragraph were made in reliance on Regulation D under the Securities Act.

Further, in connection with the consummation of the IPO, on April 15, 2026, the Company sold 3,703,704 shares of Class B Common Stock at a price per share equal to the IPO Price to Holdings in a concurrent private placement. The issuance of Class B Common Stock in the concurrent private placement described in this paragraph was made in reliance on Section 4(a)(2) of the Securities Act.

Item 3.03. Material Modification to Rights of Security Holders.

The information provided under Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 15, 2026, Hudson La Force, George Nolen and Jill Wyant were appointed to the Company’s board of directors. Biographical information and other information regarding the committees upon which these directors are expected to serve, related party transactions involving any of these directors, the compensation plans in which such directors participate, and information about any arrangement or understanding between such director and any other persons pursuant to which such director was selected as a director was previously reported in the Prospectus in the sections entitled “Certain Relationships and Related Party Transactions” and “Management” and is incorporated by reference into this Item 5.02.

On or after April 15, 2026, in connection with the IPO, the Company entered into indemnification agreements with each of its directors and executive officers. These agreements provide the Company’s directors and executive officers with contractual rights to indemnification, expense advancement and reimbursement, to the fullest extent permitted under the Delaware General Corporation Law. These indemnification rights are not exclusive of any other right that an indemnified person may have or hereafter acquire under any statute, provision of the Company’s Amended and Restated Certificate of Incorporation or Amended and Restated Bylaws (each as defined below), any agreement, or vote of stockholders or disinterested directors or otherwise. This description of the indemnification agreements does not purport to be complete and is qualified in its entirety by reference to the form of indemnification agreement attached hereto as Exhibit 10.8, which is incorporated by reference into this Item 5.02.

Additionally, on April 15, 2026 and in connection with the IPO, the Company adopted the Madison Air Solutions Corporation 2026 Omnibus Incentive Plan (the “Omnibus Plan”) and Madison Indoor Air Solutions LLC (“Madison IAS”), an indirect wholly owned subsidiary of the Company, adopted the Second Amended and Restated Equity Appreciation Plan (the “Second A&R EAR Plan”). Also on April 15, 2026, the Company assumed the Third Amended and Restated Equity Appreciation Plan of Madison Air Solutions Corporation (the “Third A&R EAR Plan”), which will become effective upon filing of the Company’s Registration Statement on Form S-8. Descriptions of the Omnibus Plan, the Second A&R EAR Plan and the Third A&R EAR Plan are contained in the Prospectus in the sections entitled “Executive Compensation—Compensation in Connection with This Offering” and “Executive Compensation—Pay Mix—Long-Term Incentive Compensation,” and are incorporated by reference into this Item 5.02. Such descriptions do not purport to be complete and are qualified in their entirety by reference to the full text of the Omnibus Plan, the Second A&R EAR Plan and the Third A&R EAR Plan attached hereto as Exhibits 10.9, 10.10 and 10.11, respectively, which are incorporated by reference into this Item 5.02.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 15, 2026, the Company filed an amended and restated certificate of incorporation (the “Amended and Restated Certificate of Incorporation”) with the Secretary of State of the State of Delaware and adopted amended and restated bylaws (the “Amended and Restated Bylaws”), each of which became effective on April 15, 2026. A description of the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws is contained in the Prospectus in the section entitled “Description of Capital Stock” and is incorporated by reference into this Item 5.03. Such description does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Certificate of Incorporation attached hereto as Exhibit 3.1 and the copy of the Amended and Restated Bylaws attached hereto as Exhibit 3.2, both of which are incorporated by reference into this Item 5.03.

Item 8.01. Other Events.

On April 15, 2026, the Company issued a press release announcing pricing of the IPO, a copy of which is attached as Exhibit 99.1 hereto and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d)
Exhibits.

Exhibit No.	Description
1.1

Underwriting Agreement, dated as of April 15, 2026, by and among Madison Air Solutions Corporation, Madison Industries IAQ Solutions Corporation, Goldman Sachs & Co. LLC, Barclays Capital Inc., Jefferies LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named in Schedule I thereto.

3.1	Amended and Rested Certificate of Incorporation of Madison Air Solutions Corporation.
3.2	Amended and Restated Bylaws of Madison Air Solutions Corporation.
4.1	Registration Rights Agreement, dated as of April 15, 2026, by and among Madison Air Solutions Corporation, Madison Industries Holdings LLC and the other stockholders party thereto.
10.1	Director Nomination Agreement, dated as of April 15, 2026, by and between Madison Air Solutions Corporation and Madison Industries Holdings LLC.
10.2

Separation Agreement, dated as of April 15, 2026, by and among Madison Air Solutions Corporation, Madison Industries Holdings LLC, Madison Industries International Holdings LLC and Madison Industries US Holdings Corp.

10.3	Tax Matters Agreement, dated as of April 15, 2026, by and between Madison Air Solutions Corporation and Madison Industries International Holdings LLC.
10.4	Transition Services Agreement, dated as of April 15, 2026, by and between Madison Air Solutions Corporation and Madison Industries International Holdings LLC.
10.5	Lock-Up Agreement, by and between Madison Industries Holdings LLC and Madison Air Solutions Corporation.
10.6	Lock-Up Agreement, by and between Kedge Capital Principal Opportunities V LP and Madison Air Solutions Corporation.
10.7	Lock-Up Agreement, by and between KC Armada LP and Madison Air Solutions Corporation.
10.8

Form of Indemnification Agreement between Madison Air Solutions Corporation and each of its directors and executive officers (incorporated by reference to Exhibit 10.20 to the Company’s Registration Statement on Form S-1 filed with the Commission on March 16, 2026).

10.9	Madison Air Solutions Corporation 2026 Omnibus Incentive Plan.
10.10	Second Amended and Restated Equity Appreciation Plan of Madison Indoor Air Solutions LLC.
10.11	Third Amended and Restated Equity Appreciation Plan of Madison Air Solutions Corporation.
99.1	Press Release, dated April 15, 2026.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MADISON AIR SOLUTIONS CORPORATION

Date: April 17, 2026
	By:	/s/ John Lavorato
John Lavorato
General Counsel